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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

2024-2025 Addendum for 300mm RFSOI and FD Products to Materials Supply Agreement dated April 25, 2017

This 2024-2025 Addendum for 300mm RFSOI and FD Products to GlobalFoundries’ contract number 00037735.0 (the “2024-2025 Mixed Product Addendum”) to the Materials Supply Agreement dated April 25, 2017, GlobalFoundries contract number
00037735.0, and as amended (the “Agreement”) is effective as of 10/9/2024 __________    (the

“Commencement Date”) by and between GlobalFoundries U.S. Inc., a corporation organized under the laws of the State of Delaware with its principal place of business at 400 Stonebreak Road Extension, Malta, NY 12020, USA (“GF”) and SOITEC S.A., a Societe Anonyme organized under the laws of France with its principal office at Parc Technologique des Fontaines, Bernin 38926 Crolles Cedex (the “Supplier”). Both GF and Supplier are referenced herein as a “Party” or the “Parties,” as the case may be.
WHEREAS, the Parties previously entered into an Addendum for 300mm RFSOI, PDSOI, Silicon Photonics and FD Products to the Agreement on December 13, 2023 (the “2023- 2024 Mixed Product Addendum”), which has a termination date of [***] (the “2023-2024 Term”); and

WHEREAS, the Parties wish to enter into a purchase and supply arrangement for 300mm RFSOI (the “300mm Products”) and FD products (the “FD Products”) as itemized in Table 1 below, and based upon agreed applicable Product Specifications (as defined below) for the volumes and prices set forth herein during the Term (as defined below) of this 2024-2025 Mixed Product Addendum; and

WHEREAS, GF and GF’s Affiliates (together, the “GF Parties”, or if only one, a “GF Party”) wish to purchase the 300mm Products and the FD Products from Supplier as set forth in Table 1 below (collectively referred to as the “Products”), and Supplier wishes to sell the Products to the GF Parties based upon the terms and provisions set forth in the Agreement and this 2024-2025 Mixed Product Addendum; and

WHEREAS, as set forth in this 2024-2025 Mixed Product Addendum, Supplier’s Affiliate, Soitec Microelectronics Singapore Pte. Ltd, located at 81 Pasir Ris Industrial Drive 1, Singapore 518220 (“Supplier Singapore”, and together Supplier and Supplier Singapore are referred to as the “Supplier Group”) will participate in the supply of Products to the GF Parties, as more specifically set forth below; and

WHEREAS, under certain circumstances as set forth in this 2024-2025 Mixed Product Addendum, GF will have the [***] to [***] the [***] of this 2024-2025 Mixed Product

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Addendum [***] so that the GF Parties can [***] Products from Supplier for [***] in Exhibit B ([***] as further defined in the “2026-2029 Mixed Product Addendum”).

NOW THEREFORE, in consideration of the mutual covenants, rights and obligations set forth herein and, in the Agreement, the receipt and sufficiency of which each Party hereby acknowledges, the Parties, intending to be legally bound, hereby agree as follows:

1.Introduction:

a.All capitalized terms in this 2024-2025 Mixed Product Addendum shall have the same meaning as set forth in the Agreement unless otherwise defined in this 2024- 2025 Mixed Product Addendum.
b.References to the plural in any defined term herein shall include the singular and vice versa.

c.For the avoidance of doubt, the Parties agree that this 2024-2025 Mixed Product Addendum is hereby incorporated into the Agreement. Subject to Section 1(a) of the Agreement, in the event of any conflict between the terms of this 2024-2025 Mixed Product Addendum and the Agreement, the terms of this 2024-2025 Mixed Product Addendum shall control. For the further avoidance of doubt, to the extent this 2024-2025 Mixed Product Addendum remains silent on a topic or matter, then the terms of the Agreement shall apply.

d.The GF Parties and Supplier Group have previously entered into various product purchase addenda [***] (collectively referred to as the “Other Product Purchase Addenda”). The Other Product Purchase Addenda [***] set forth in this 2024- 2025 Mixed Product Addendum. In the event of any conflict between the terms of this 2024-2025 Mixed Product Addendum and any Other Product Purchase Addenda, the terms of this 2024-2025 Mixed Product Addendum shall control.

e.[***], this 2024-2025 Mixed Product Addendum [***] 2023-2024 Mixed Product Addendum, which shall remain in effect until [***]. This 2024-2025 Mixed Product Addendum shall apply to Products ordered by GF Parties to be delivered by the Supplier Group [***].

2.Term and Termination of the 2024-2025 Mixed Product Addendum:
This 2024-2025 Mixed Product Addendum shall commence on the Commencement Date and shall remain in effect [***] (the “Term”), unless otherwise terminated pursuant to the terms of the Agreement.
3.Products, Product Specifications and Quality Parameters:

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a.The Products to be purchased by one or more of the GF Parties from the Supplier Group pursuant to this 2024-2025 Mixed Product Addendum are listed in Table 1 below.

b.The applicable Products specification(s) for each of the Products are identified in Exhibit A by a Product specification number (each a “Product Specification”) and each such Product Specification correlates to a corresponding GF part number, as itemized in Table 1 below.
Table 1- Products for 2024-2025 Mixed Product Addendum

300mm Products	Program	Products (GF PN)
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]

c.[***] to the Products [***]. Such information shall be treated by the GF Parties as Supplier’s Confidential Information pursuant to the terms of the Agreement.

d.[***] to pursue continuous improvement programs (“CIPs”) [***] with reference to the Products, [***].
4.Pricing, Volumes, Purchase Orders, and Confirmed Volumes:

a.The price for each Product is set forth in Table 2 below (“Price”).

Table 2 - Product Price per Wafer (US $) & [***] Volumes for Products

300mm Products	Program	Products (GF PN)	Price/wafer	[***] Volumes
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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b.The GF Parties shall order the volumes of each Product specified in Table 2 above from Supplier Group, [***], (the “[***] Volumes”) for [***] specified by one of more of the GF Parties on or before [***], as set forth in [***]. Thereafter, such [***] Volumes will be [***]as more fully described in [***]. For the avoidance of doubt, [***] will only [***] Volumes upon [***]by the GF Parties and [***] Volumes for each calendar year that follows the calendar year [***].
c.The GF Parties shall issue [***] for the [***] Volumes at the Price(s) set forth in Table 2 above, except for [***], within [***] of the Commencement Date, which shall set forth the [***] Volumes to be [***] during [***]. The GF Parties will only be required to issue [***] at a later date upon [***]. If [***]. For the avoidance of doubt, if [***]is issued by a GF Affiliate, it shall be subject to the terms of the Agreement and this 2024-2025 Mixed Product Addendum.

d.Supplier shall supply the [***] Volumes. Supplier may use either Supplier Group entity at Supplier’s discretion for the supply of the [***] Volumes, except that Supplier will supply [***] from [***] and [***] from [***], as set forth in Table 3 below:

Table 3

300mm Products	Program	Products (GF PN)
[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]

e.Within [***] of receipt of a [***], Supplier and/or Supplier Singapore, as applicable, will [***] and the relevant [***] for Products delivered [***] collectively referred to as [***]). The Parties further agree that the volume of Products ordered by any of the GF Parties [***] and applicable [***]: (i) are [***], and (ii) Supplier Group shall deliver [***]to the corresponding [***] in the [***]in the [***].
f.Notwithstanding anything to the contrary in the Agreement or [***], the Parties agree that [***] to this 2024-2025 Mixed Product Addendum.

g.The Parties agree that the [***] for Products purchased under this 2024-2025 Mixed Product Addendum, and the [***] to the correlating Products purchased and supplied hereunder:

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i.For the Product Purchase Addendum between GlobalFoundries Dresden Module One LLC & Co. KG and Soitec S.A., with a Commencement Date of [***] (the “GF Dresden PPA”), the following provisions [***]: Sections [***].

ii.For the Product Purchase Addendum between GlobalFoundries Singapore Pte. Ltd (“GF Singapore”) and Soitec Microelectronics Singapore Pte. Ltd, with a Commencement Date of [***] (the “SG PPA”): (x) [***], this 2024-2025 Mixed Product Addendum shall also be deemed to be referenced and [***]; and (y) the following provisions [***]: Sections [***] and the [***] Section [***].

iii.For the Product Purchase Addendum between GlobalFoundries U.S. Inc. and Soitec S.A., with [***] (the “US PPA”), the following provisions [***]: Sections [***].

h.With reference to the [***] provisions that are provided for in [***] for purposes of [***], the following “[***]” provision shall [***] in [***]:

“In the event the applicable GF Party under this addendum has [***] to Supplier pursuant to the 2024-2025 Mixed Product Addendum, but the applicable GF Party [***] the applicable Product(s) [***], then:

i.The Delivery Date for the [***] of such Products of the [***] Volumes [***] shall be [***], and the Delivery Date for the [***] of such Products of the [***] Volumes [***] shall be [***], at the GF Parties’ [***] (together, the “[***]”). The title to the [***] will automatically transfer to the applicable GF Party on [***]. The title to the [***] will automatically transfer to the applicable GF Party on [***]. For the [***], the payment terms shall be [***] for the [***] and the [***] will be paid no later than [***]. The applicable GF Party will process payment for [***] with the [***].

ii. With regard to the Products that [***] of the [***] Volumes (the “[***] Volumes”), if the applicable GF Party [***] the [***] Volumes by [***], then the Delivery Date for [***] Volumes shall [***] (the “[***]”) and title to [***] will automatically transfer to the applicable GF Party on [***]. The applicable GF Party will then [***] processing payment for [***], which shall have [***] payment terms.”

5.[***] and [***] Products:
Supplier agrees that the [***] in [***] shall be [***] (while respecting [***]) prior to fulfilment. The GF Parties have [***] in [***] shall be [***] and [***], as referenced in Paragraph 4(h) above.

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6.[***] Volumes [***]:

For [***] Volumes [***] as of the Commencement Date [***] the [***] by one or more of the GF Parties, [***] GF or the applicable GF Party for [***] Volumes that [***], after receipt of [***] from GF or the applicable GF Party.
7.Warranty Period:

The Warranty Period for Products purchased and delivered to the GF Parties pursuant to this 2024-2025 Mixed Product Addendum will be [***].
8.Force Majeure:

Solely and exclusively for the applicable Products purchased and delivered to the GF Parties pursuant to this 2024-2025 Mixed Product Addendum, Section 4(g) of the Agreement is deleted and replaced with the following clause:

“Neither Party is responsible for any delay or failure in performance of any part of this Agreement to the extent caused by an act of God, other similar natural causes beyond a party’s control and unforeseen actions or events that occur [***] of the delayed or non-performing Party (each a "Force Majeure Event"). The following events [***] under this Agreement: (i) [***], or any [***], including but not limited to [***]; (ii) [***] in [***] or [***] not caused by [***]; (iii) [***] resulting from [***] ([***]); or (iv) [***]. A Party who is delayed or fails to perform as a result of a Force Majeure Event ("Affected Party") must [***] (including without limitation [***]) to mitigate and minimize any resulting delay. The Affected Party must provide written notice to the other party within [***] of learning of a Force Majeure Event, stating the [***], the [***], the [***] or [***], and the [***]. If a Force Majeure Event occurs, either party, when it is not the Affected Party, may [***] in [***] for the [***], and [***], or may [***] or any [***] if the Force Majeure Event continues beyond [***]."

9.GF [***] for [***]:

a.Subject to the GF Parties ordering the [***] Volumes, GF will have [***], to continue to [***] and Supplier will supply the Products during the [***] at the prices, volumes, and other terms and conditions specified in the 2026-2029 Mixed Product Addendum, which is attached hereto as Exhibit B (the “[***]”). [***] effectuate the 2026-2029 Mixed Product Addendum, GF will [***] Supplier pursuant to the terms of the Agreement no later than [***].

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b.To the extent that GF [***], and GF and Supplier [***] respect to the 2026-2029 Mixed Product Addendum, GF and Supplier shall conduct business on the basis of Exhibit B, which [***] in all respects.

10.[***]:

In the event the GF Parties fail to order the [***] Volumes under this 2024-2025 Mixed Product Addendum, Supplier shall [***]. The foregoing shall constitute [***] for the GF Parties [***] the [***] Volumes under this 2024-2025 Mixed Product Addendum. Supplier shall [***], and the GF Parties shall [***] under this 2024-2025 Mixed Product Addendum. Further, the Parties agree such a failure will [***].

[the balance of the page intentionall

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IN WITNESS WHEREOF, the Parties hereto have executed this 2024-2025 Mixed Product Addendum to the Materials Supply Agreement, effective as of the Commencement Date.

GlobalFoundries U.S. Inc. (“GF”)    SOITEC S.A. (“Supplier”)

/s/ Roger Kao	/s/ Pierre Barnabe
Authorized Signature	Authorized Signature

Roger Kao	Pierre BARNABE
Print Name	Print Name

VP, Procurement	CEO
Title	Title

10/09/2024	10/9/2024
Date	Date

GlobalFoundries Dresden Module One LLC & Co KG (“GF Dresden”)

__________________________________________________
Authorized Signature & Company Seal (if applicable)

__________________________________________________
Print Name

__________________________________________________
Title

__________________________________________________
Date

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EXHIBIT A

Product Specifications

Technology	Program	Products (GF PN)	Specification #
[***]	[***]	[***]	[***]
		[***]	[***]
		[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]

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EXHIBIT B
2026-2029 Addendum for 300mm RFSOI, Silicon Photonics and FD Products to Materials Supply Agreement dated April 25, 2017
1.Introduction:
a.All capitalized terms in this 2026-2029 Mixed Product Addendum shall have the same meaning as set forth in the 2024-2025 Mixed Product Addendum and the Agreement, unless otherwise defined herein.

b.References to the plural in any defined term herein shall include the singular and vice versa.

c.For the avoidance of doubt, the Parties agree that this 2026-2029 Mixed Product Addendum is hereby incorporated into the Agreement, provided that GF [***] pursuant to [***] of the 2024-2025 Mixed Product Addendum. In the event of any conflict between the terms of this 2026-2029 Mixed Product Addendum and the Agreement, the terms of this 2026-2029 Mixed Product Addendum shall control. For the further avoidance of doubt, to the extent this 2026- 2029 Mixed Product Addendum remains silent on a topic or matter, then the terms of the Agreement shall apply.

d.The GF Parties and Supplier Group have previously entered into various product purchase addenda [***] (collectively referred to as the “Other Product Purchase Addenda”). The Other Product Purchase Addenda [***] set forth in this 2026- 2029 Mixed Product Addendum [***] GF [***]. In the event of any conflict between the terms of this 2026-2029 Mixed Product Addendum and any Other Product Purchase Addenda, the terms of this 2026-2029 Mixed Product Addendum shall control.
e.[***], this 2026-2029 Mixed Product Addendum [***] 2024-2025 Mixed Product Addendum, which shall remain in effect until [***]. This 2026-2029 Mixed Product Addendum shall apply to the [***] Volumes defined herein below, to be ordered by the applicable GF Parties, to be delivered by Supplier Group pursuant to [***] (defined below) [***].

2.Execution, Commencement Date, Term and Termination of the 2026-2029 Mixed Product Addendum:

This 2026-2029 Mixed Product Addendum shall commence and be deemed executed by the Parties on the date GF [***] under Section [***] of the 2024-2025

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Mixed Product Addendum (the “Commencement Date”), and thereafter shall remain in full force and effect through [***] (the “[***] Term”).

3.Products, Product Specifications, Quality Parameters and Warranty:

a.The Product(s) to be purchased by GF Parties from the Supplier Group, pursuant to this 2026-2029 Mixed Product Addendum are listed in Table 1 below.
b.The applicable Products specification(s) for each of the Products are identified in Sub-Exhibit 1 by a Product specification number (each a “Product Specification”) and each such Product Specification correlates to a corresponding GF part number, as itemized in Table 1 below.

Table 1 - Products for 2026-2029 Mixed Product Addendum

300mm Products	Program	Products (GF PN)
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]

c.[***] to the Products [***]. Such information shall be treated by the GF Parties as Supplier’s Confidential Information pursuant to the terms of the Agreement.

d.[***] pursue continuous improvement programs (“CIPs”) [***] with reference to the Products [***].
4.Pricing, Volumes, Purchase Orders, and Confirmed Volumes:
a.The price for each Product is set forth in Table 2 below (“Price”).

Table 2 - Product Price per Wafer (US $) & [***] Volumes for Products

[***]

b.The GF Parties shall order from Supplier Group the volumes of each Product specified in Table 2 (above) (the “[***] Volumes”) for [***] specified by one of more of the GF Parties by [***] of each applicable calendar year (“CY”), and thereafter such [***] Volumes will be [***], as more fully described in the [***].

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The GF Parties shall issue [***] for each of CY2026, CY2027, CY2028 and CY2029 (for a total of [***]) for such [***] Volumes at the Price(s) set forth in Table 2 above.

c.The GF Parties shall issue [***] on or before [***] after the Commencement Date for the [***] Volumes of Products for [***] of CY2026 and [***] on or before [***], for [***] of CY2026. For the [***], the GF Parties shall issue [***] on or before [***] of the prior CY during the [***] Term for the [***] Volumes for [***] of CYs 2027, 2028, and 2029, and on or before [***] of the same year during the [***] Term for the [***] Volumes for [***] of CYs 2027 2028 and 2029. For the avoidance of doubt, [***] issued by GF’s Affiliates shall be subject to the terms of the Agreement and this 2026-2029 Mixed Product Addendum.
d.Supplier shall supply the [***] Volumes. Supplier may use either Supplier Group entity, at Supplier’s discretion, for the supply of the [***] Volumes, except that Supplier will [***] from [***] and [***] from [***], as set forth in Table 3 below. The [***] of such Products may only be [***] upon the [***] of the [***] in [***].

Table 3

300mm Products	Program	Products (GF PN)
[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]

e.After the GF Parties purchase [***] of the [***] Volumes for CY 2026 as set forth in Table 2, [***] in Table 2 for [***] (the “[***]”) will be available for GF to order and for Supplier to deliver. After each CY 2027, 2028, and 2029, if the GF Parties purchase [***] of the [***] Volumes for the respective year, the [***] will be available for GF to order and for Supplier to deliver. [***].
f.Within [***] of receipt of [***], Supplier and/or Supplier Singapore, as applicable, will and the relevant [***] for Products delivered [***] collectively referred to as [***]). The [***] will be followed for [***] and the Parties further agree that the volume of Products ordered by any of the GF Parties [***] and applicable [***]: (i) are [***], and (ii) Supplier Group shall deliver [***] to the corresponding [***]in the [***] in the [***].
g.Notwithstanding anything to the contrary in the Agreement or [***], the Parties agree that [***] to this 2026-2029 Mixed Product Addendum.

h.The GF Parties shall purchase from the Supplier and/or Supplier Singapore, as applicable, [***] of the [***] Volumes, [***] as calculated [***], with [***] written notice to Supplier (the “[***] Volumes”). Additionally, the Parties further agree the

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GF Parties may [***] Product purchased pursuant to the [***] Volumes if [***] the [***] Volumes: (i) [***] described in Table 4 below (the “[***]”), and (ii) GF or the applicable GF Party provides Supplier [***] written notice, and (iii) GF or the applicable GF Party [***]. For the avoidance of doubt, [***] in Table 4 below shall [***].

Table 4 - [***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
i.In the event one or more of the GF Parties [***] volumes [***] of [***] Volumes per calendar year, Supplier agrees to supply [***] with [***] written notice to Supplier. The Parties agree the price for [***] volume shall be [***].

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j.The GF Parties may order Products other than [***] the [***] Volumes (the “[***] Volumes”). GF shall notify Supplier of [***] Volumes in writing [***] and shall follow GF’s standard commercial ordering process. The product prices will be the prices determined in Table 5 below and Supplier agrees [***] with GF on [***].

Table 5: [***] Products Price List

Product	Price/wafer (in US$)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
k.The Parties agree that the [***] for Products purchased under this 2026-2029 Mixed Product Addendum, and the [***] to the correlating Products purchased and supplied hereunder:

i.For the Product Purchase Addendum between GlobalFoundries Dresden Module One LLC & Co. KG and Soitec S.A., with a Commencement Date of [***] (the “GF Dresden PPA”), the following provisions [***]: Sections [***].

ii.For the Product Purchase Addendum between GlobalFoundries Singapore Pte. Ltd (“GF Singapore”) and Soitec Microelectronics Singapore Pte. Ltd, with a Commencement Date of [***] (the “SG PPA”): (x) [***], this 2026-2029 Mixed Product Addendum shall also be deemed to be referenced and [***]; and (y) the following provisions [***]: Sections [***] and the [***] Section [***].

iii.For the Product Purchase Addendum between GlobalFoundries U.S. Inc. and Soitec S.A., with [***] (the “US PPA”), the following provisions [***]: Sections [***].

l.With reference to the [***] provisions that are provided for in [***] for purposes of [***] , the following “[***]” provision shall [***] in [***]. For [***], the “Provisions” in [***] shall [***]:

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“[***] Volumes: In the event the GF Party under this addendum has [***] to Supplier pursuant to this 2026-2029 Mixed Product Addendum for CY2026, but the applicable GF Party [***] the applicable [***] Volumes [***], then the Delivery Date for the [***] of such Products of the [***] Volumes [***] shall be [***] (the “[***]”). With regard to [***] of the Products of the [***] Volumes (the “[***] Volumes”), if the applicable GF Party does not [***] Volumes by [***], then the Delivery Date for [***] Volumes shall be [***] (the “[***]”). Title to [***] will automatically transfer to the applicable GF Party on [***]. The applicable GF Party shall begin processing payment for [***] on [***], which shall have [***] payment terms.”
“[***] Volumes: In the event the GF Party under this addendum has [***] to Supplier pursuant to this 2026-2029 Mixed Product Addendum for CY2027, but the applicable GF Party [***] the [***] Volumes [***] on or before [***], then the Delivery Date for the [***] of such Products of [***] Volumes [***] shall be [***] (the “[***]”). With regard to [***] of the Products of [***] Volumes (the “[***] Volumes”), if the applicable GF Party [***] Volumes by [***], then the Delivery Date for [***] Volumes shall be [***] (the “[***]”). Title to [***] will automatically transfer to the applicable GF Party on [***]. The applicable GF Party shall begin processing payment for [***], on [***], which shall have [***] payment terms.”
5.[***] and [***] Products:

Supplier agrees that the [***] in [***] shall be [***] (while respecting [***]) prior to fulfilment. The GF Parties shall [***] on [***] in [***] shall be [***] as referenced in Paragraph 4(l) above.

6.Reserved.

7.[***] Volumes [***]:

For [***] Volumes [***] by one or more of the GF Parties, Supplier agrees [***] GF or the applicable GF Party for [***] [***] the [***] Volumes in [***], after [***] GF or the applicable GF Party. Supplier shall [***] for [***] of [***] Volumes.

8.Warranty Period:

[***] for the Products purchased and delivered to the GF Parties pursuant to this 2026-2029 Mixed Product Addendum, the Warranty Period for the Products [***] shall be [***], while the [***] for the Products delivered in [***] shall be [***].

9.Force Majeure:

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Solely and exclusively for the applicable Products purchased and delivered to the GF Parties pursuant to this 2026-2029 Mixed Product Addendum, Section 4(g) of the Agreement is deleted and replaced with the following clause:

“Neither Party is responsible for any delay or failure in performance of any part of this Agreement to the extent caused by an act of God, other similar natural causes beyond a party’s control and unforeseen actions or events that occur [***] of the delayed or non-performing Party (each a "Force Majeure Event"). The following events [***] under this Agreement: (i) [***], or any [***], including but not limited to [***]; (ii) [***] in [***] or [***] not caused by [***]; (iii) [***] resulting from [***] ([***]); or (iv) [***]. A Party who is delayed or fails to perform as a result of a Force Majeure Event ("Affected Party") must [***] (including without limitation [***]) to mitigate and minimize any resulting delay. The Affected Party must provide written notice to the other party within [***] of learning of a Force Majeure Event, stating the [***], the [***], the [***] or [***], and the [***]. If a Force Majeure Event occurs either Party, when it is not the Affected Party, may [***] in [***] for the [***], [***], and [***], or may [***] or any [***] if the Force Majeure Event continues beyond [***]."
10.[***]:

[***] in the event Supplier fails to partially or completely supply the Products ordered by the GF Parties provided for in this 2026-2029 Mixed Product Addendum, [***]. The [***] will be follows: (a) for any [***]; and (b) for any [***]. Supplier shall [***]. The GF Parties [***] for Supplier’s failure to supply Products.

11.[***]:

In the event the GF Parties fail to purchase the [***] Volumes under this 2026- 2029 Mixed Product Addendum, the GF Parties shall [***]. The [***] GF Parties failure to purchase the [***] Volumes under this 2026-2029 Mixed Product Addendum. Supplier shall [***], and the GF Parties shall [***] under the 2026-2029 Mixed Product Addendum. Further, the Parties agree [***].

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CONFIDENTIAL
Execution Copy

SUB-EXHIBIT 1
Product(s) Specifications

Technology	Program	Products (GF PN)	Specification #
[***]	[***]	[***]	[***]
		[***]	[***]
		[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]
[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
		[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]

18